EXHIBIT 24
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ ROBERT A. BELFER
                                               --------------------------------
                                               Robert A. Belfer

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ NORMAN P. BLAKE, JR.
                                               --------------------------------
                                               Norman P. Blake, Jr.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ JOHN H. DUNCAN
                                               --------------------------------
                                               John H. Duncan

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ JOE H. FOY
                                               --------------------------------
                                               Joe H. Foy

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set her hand this 7th day of November, 1995.

                                           /s/ WENDY L. GRAMM
                                               --------------------------------
                                               Wendy L. Gramm

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ ROBERT K. JAEDICKE
                                               --------------------------------
                                               Robert K. Jaedicke

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ RICHARD D. KINDER
                                               --------------------------------
                                               Richard D. Kinder

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ KENNETH L. LAY
                                               --------------------------------
                                               Kenneth L. Lay

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ CHARLES A. LEMAISTRE
                                               --------------------------------
                                               Charles A. LeMaistre

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ JOHN A. URQUHART
                                               --------------------------------
                                               John A. Urquhart

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ JOHN WAKEHAM
                                               --------------------------------
                                               John Wakeham

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ CHARLS E. WALKER
                                               --------------------------------
                                               Charls E. Walker

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Exchangeable Notes, which will be mandatorily exchanged by the Company into a number of shares of Enron Oil & Gas Company Common Stock or, at the Company's option, cash with equal value, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt
S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                           /s/ HERBERT S. WINOKUR, JR.
                                               --------------------------------
                                               Herbert S. Winokur, Jr.